CONFIDENTIAL TREATMENT*                                           EXHIBIT 10.8
* CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO THE RULES AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION.
BRACKETS AND "+" HAVE BEEN USED TO IDENTIFY INFORMATION WHICH IS THE
SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.


                              NBUSINESS ADDENDUM TO
                           NFRONT MARKETING AGREEMENT


         THIS NBUSINESS ADDENDUM ("Addendum") is made effective this 5th day of January, 1999 ("Addendum Effective Date") by and between NFRONT, INC. ("nFront"), a Georgia corporation having its principal offices at 520 Guthridge Court N.W., Suite 100, Norcross, Georgia 30092, facsimile number (770) 209-9093 and BISYS, INC. ("Reseller"), a Delaware corporation having its principal offices at 11 Greenway Plaza, Suite 300, Houston, Texas 77046-1102.

1. Purpose. This Addendum revises and amends the Marketing Agreement executed by and between the parties and dated 10th day of April, 1998 ("Agreement").

2. nBusiness System. "nBusiness System" means nFront's proprietary Internet Cash Management System and related services as more fully described in SCHEDULE A attached to this Addendum hereto, together with all future modifications thereof made available to Reseller by nFront. "nBusiness System" shall be deemed a part of the nHome System for all purposes under the Agreement and this Addendum including, without limitation, the applicable warranties, limitation of warranties and limitation of liability. Notwithstanding anything to the contrary contained in Article IX of the Agreement, Reseller may offer a competitive solution to nBusiness provided by ADP (or by ADP's successor), and Reseller may receive revenue from ADP (or from ADP's successor) for such competitive solution.

3. nBusiness Fees. Pursuant to the terms and conditions of the Agreement and this Addendum, (i) nFront will provide to Reseller the nBusiness System, and (ii) nFront will pay Reseller the percentage of the Fees for the nBusiness System as set forth in SCHEDULE B to this Addendum.

4. Term. The term of this Addendum shall be deemed to commence as of the Addendum Effective Date and shall remain in effect according to the Term set forth in the Agreement.

5.       Interpretation.

         (a) The Agreement and this Addendum and any Schedules are complementary and additive. The requirements and provisions of any one document shall be equally applicable in the other document. In the case of an inconsistency or conflict in the terms of the documents, the terms of this Addendum and any Schedules hereto shall control and any conflicting or inconsistent terms in the Agreement or exhibits thereto shall be void and of no effect.

         (b) All capitalized terms used in this Addendum and not otherwise defined herein shall have the same meanings set forth in the Agreement.

         IN WITNESS WHEREOF, the parties have executed this Addendum as of Addendum Effective Date for valuable consideration, the sufficiency of which the parties hereby acknowledge.

NFRONT, INC.                                  RESELLER


By:      /s/ Tripp Rackley                    By:      /s/ W. W. Neville
   -----------------------------------           -------------------------
Name:    Tripp Rackley                        Name:    W. W. Neville
     ---------------------------------             -----------------------
Title:   CEO                                  Title:   President
      --------------------------------              ----------------------
Date:    1-14-98                              Date:    1-15-98
     ---------------------------------             -----------------------

                               EXHIBIT A - SYSTEM
                        NBUSINESS ONLINE BANKING SERVICE



                                                                                       CURRENT          FUTURE
                                                                                       FUNCTION        FUNCTION
                                                                                       --------        --------
     1.  View Account Balances and Histories
         -     DDA/Savings                                                                X
         -     CD/IRA                                                                     X
         -     Loans and Line of Credit                                                   X

     2.  ACH formatted Transfers - Book Transfers, Drafts, Disbursements, Direct
         Deposits between DDA, Savings, Loan, LOC accounts
         -     Immediate and Future Transfers
         -     One Time, Recurring Transfers and Pending Transfers                        X
         -     View Historical Transfers                                                  X
                                                                                                          X
     3.  Bill Payment
         -     Immediate and Future Bill Payments                                         X
         -     One Time and Recurring Payments                                            X
         -     Pending Bill Payments                                                      X
         -     Historical Bill Payments                                                                   X

     4.  User Resources
         -     Online Payee Database                                                                      X
         -     Business Calculators                                                                       X
         -     Text Messaging                                                                             X
         -     Categories & Journal Entries                                                               X

     5.  Balance Reporting
         -     View customer account information for up to two years                      X

     6.  Multi-User permissions
         -     SuperUser sets up and controls subordinate members' functional             X
               access
         -     Secure log-in                                                              X
         -     Create and change customer password information                                            X
         -     Control Account access and disbursement levels                                             X

     7.  Business application integration
         -     Microsoft Money, Quicken                                                   X
         -     Peachtree, Quick Books, Comma Delimited                                                    X

     8.  Online Help                                                                                      X

     9.  Virtual Status Requests - EFTPS (Electronic Federal Tax Payments),
         Stop Payments, Wire Transfers
         -     Immediate and Future transactions (where applicable)                       X
         -     Recurring Transactions                                                                     X
         -     Pending Transactions                                                       X
         -     View Historical Transfers                                                                  X

     10. Additional Functions
         -     Cash Concentration                                                                         X
         -     Controlled Disbursements                                                                   X
         -     Cash Flow Manager/Daily Transaction Journal                                                X
         -     ACH version of EFTPS                                                                       X

     13. Bank Administration Site - nBusiness Functions
         -     Set/Reset challenge code/Password for SuperUser                            X
         -     Flag accounts as Cash Management                                           X
         -     Audit Management
               -   Receive/Respond to time-sensitive Virtual Status
                   Requests (VSRs): Stop Pay, Wire Transfers, EFTPS                       X
         -     Detailed Internet Branch Billing                                                           X
         -     Billing System for nBusiness(SM) Customers using ACH formatted file                        X
         -     nReach(SM) - Data Mining and Marketing module
                   - Database Query Capability                                                            X
                   - Promotional e-mails to selected nBusiness(SM) customers                              X
                   - Internet Branch Reporting                                                            X
                                                                                                          X

                                SCHEDULE B - FEES

                                   NEW PRICING


I.   INTERNET BANKING (DOES NOT INCLUDE WEBSITE DESIGN)                                 $[++++]*
         1.       View Account Balances and Histories
                  -        DDA/Savings
                  -        CD/IRA
                  -        Loans
         2.       Transfer funds between DDA and Savings accounts
                  -        Immediate and Future Transfers
                  -        One Time and Recurring Transfers
         3.       Pending Transactions
                  -        View, edit, delete future transactions
         4.       Customer Reports
                  -        View customer account information for up to two years
         5.       PIN Manager
                  -        Secure log-in
                  -        Create and change customer password information
         6.       Personal Information
                  -        View customer information file
         7.       PFM Downloads
                  -        Microsoft Money
                  -        Quicken
         8.       Online Help
         9.       Online Banking Demo


II.  BILL PAYMENT                                                                       $[++++]
         1.       Pay any bill electronically (EFT or non-EFT)
         2.       Database reporting for cleared bills


III. WEBSITE DESIGN*                                                                    $[++++]**
         1.       Home Page
                  -        Bank branding (logo)
                  -        Contact us
                  -        3 scanned images or custom graphics
                  -        Bank information
         2.       Bank Information and Contact Us (25 sub-page maximum)
                  -        Bank branding (logo)
                  -        Custom navigational controls
                  -        Up to 10 scanned images or 5 graphics
         3.       Financial Calculators
                  -        Loan
                  -        Maximum Loan
                  -        College Planning
                  -        Mortgage
                  -        Retirement


IV.  INTERNET ELECTRONIC BRANCH (INCLUDES WEBSITE DESIGN*)                                          $[++++]**
         1.       Home Page
                  -        Bank branding (logo)
                  -        Custom navigational controls
                  -        3 scanned images or custom graphics
         2.       Product and Services (28 sub-page maximum)
                  -        Bank branding (logo)
                  -        Custom navigational controls
         3.       Bank Information and Contact Us (25 sub-page maximum)
                  -        Bank branding (logo)
                  -        Custom navigational controls
                  -        Up to 10 scanned images or 5 graphics
         4.       Feature Product, Guestbook, Frequently Asked Questions (FAQ) and Search Engine
                  -        Bank branding (logo)
                  -        Custom navigational controls
         5.       Financial Calculators
                  -        Loan
                  -        Maximum Loan
                  -        College Planning
                  -        Mortgage
                  -        Retirement

         SECURE ACCOUNT OPENING

         1.       7 Secure Product Applications
                  -        Checking
                  -        Savings
                  -        CD/IRA
                  -        Consumer/Commercial Loans
                  -        Mortgage Loans
                  -        Lines of Credit
         2.       Additional Secure Application (also considered a secure product application)
                  -        Internet Sign-up Sheet
                  -        Quizzes
                  -        Surveys, etc.
                  -        Guestbook
                  -        Bill Payment

         ADMINISTRATION SITE
         1.       Product Application Secure Datebase Retrieval
         2.       Guestbook Secure Database Retrieval
         3.       Site Updates
                  -        Rates and Terms
                  -        Email Notifications
         4.       Detailed Billing
         5.       Data Mining
                  -        nTouch customer specific marketing module
                  -        nTouch branch reporting tool
         6.       Online Invoicing
                  -        Automatic ACH billing system for online banking & bill payment customers
         7.       Online Help

         8.       PIN Maintenance Interface
         9.       Audit Interface
                  - Bank can view pending or processed applications and who approved or denied application
                  - Bank can view changes to products and services which are automatically logged into the secure database


V.   FULL SERVICE INTERNET BANKING (COMBINATION I, II, AND IV)                          $[++++]**
         1.       Online Banking
         2.       Bill Payment
         3.       Internet Electronic Branch
         4.       Administrative Site

         EMAIL

         1.       The bank will be assigned one @banking.com email address. This
                  "general" mailbox will forward all incoming mail to any/all bank specified email addresses.



         * All Web site content must be submitted to nFront in an IBM Microsoft
         Word (.doc) or PC Text (.txt) Format


VI.  FEE SCHEDULE

         1.       Online Bill Payment
                  a)  Bill Payment Customer Set-up (per customer)                       $   [++++]
                  b)  Bill Payment (per month/per customer)                             $   [++++]
                  c)  Transaction fee (per bill)                                        $   [++++]

         2.       Internet Customer Fees
                  a)  Online Banking Customer Set-up (per customer)                     $   [++++]
                  b)  Online Customer Maintenance (per customer/per month)              $   [++++]
                  c)  Online Secure Application processing  (per application)           $   [++++]
                  d)  Service Bureau Monthly Maintenance                                $   [++++]


         3.       nHome Options
                  a)  nForm-multimedia presentation (10 frames)                         $  [++++]
                  b)  Site Map Construction                                             $  [++++]
                  c)  Management Reporting (per month)                                  $  [++++]
                  d)  Internet TV Site                                                  Quote

**Customer URL (Universal Resource Locator) and Verisign security key will be billed, at cost, directly to the customer.